Driven Brands Holdings Inc. Reports Third Quarter
2024 Results

--15th consecutive quarter of same store sales growth--
--Take 5 Oil Change delivers 15% revenue growth and 5% same store sales growth--
--Net Loss of $15 million and Adjusted EBITDA of $139 million--
--Re-affirms FY24 Revenue, Adj. EBITDA and Adj. EPS outlook excluding disposition--
Charlotte, N.C. (October 31, 2024) - Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today reported financial results for the third quarter ending September 28, 2024.
For the third quarter, Driven Brands delivered revenue of $592 million, up 2% versus the prior year. System-wide sales were $1.6 billion, up 2% versus the prior year primarily driven by 1.1% same store sales growth and 56 net new units.
Net loss was $14.9 million or $0.09 per diluted share versus a net loss of $799.3 million or $4.83 per diluted share in the prior year. Adjusted Net Income1 was $41.8 million or $0.26 per diluted share versus $29.9 million or $0.18 per diluted share in the prior year. Adjusted EBITDA1 was $138.8 million, up 14% versus the prior year.
“We are proud to report our 15th consecutive quarter of same store sales growth, a testament to the reliable one-two punch of Take 5 Oil Change and our stable franchise businesses. In particular, Take 5 Oil Change continues to execute at a high level, and we anticipate continued growth supported by our robust unit pipeline. Our performance was further supplemented by the steady results of our legacy franchise brands,” said Jonathan Fitzpatrick, President and Chief Executive Officer.
“We have achieved our net leverage target of 4.5x ahead of schedule and remain committed to further deleveraging. In the remainder of the year, we look to continue our momentum by delivering our financial outlook and positioning Driven for continued growth.” Fitzpatrick concluded.

Third Quarter 2024 Key Performance Indicators by Segment

	System-wide Sales (in millions)	Store Count	Same-Store Sales[2]	Revenue (in millions)	Segment Adjusted EBITDA (in millions)
Maintenance	$535.9	1,899	3.0%	$278.2	$96.7
Car Wash	140.4	1,107	1.8%	142.2	25.6
Paint, Collision & Glass	857.2	1,897	1.3%	109.0	34.7
Platform Services	108.2	206	N/A	52.2	22.5
Corporate / Other	N/A	N/A	N/A	10.1
Total	$1,641.8	5,109	1.1%	$591.7

Capital and Liquidity

The Company ended the third quarter with total liquidity of $655.3 million consisting of $204.2 million in cash and cash equivalents and $451.1 million of undrawn capacity on its variable funding securitization senior notes and revolving credit facility. This did not include the additional $135.0 million Series 2022 Class A-1 Notes that expand the Company’s variable funding note borrowing capacity if the Company elects to exercise them, assuming certain conditions continue to be met.

Fiscal Year 2024 Outlook
The Company is re-affirming its prior outlook; the following reflects the impact of sale of our Canadian distribution business, which is expected to reduce full-year revenue by approximately $18 million and adjusted EBITDA by approximately $6 million.

	Original Outlook	Outlook Adjusted for Disposition	Current Range Expectations
Revenue	~$2.35 - $2.45 billion	~$2.33 - $2.43 billion	Low-end
Adjusted EBITDA[1]	~$535 - $565 million	~$529 - $559 million	Mid - to High-end
Adjusted EPS[1]	~$0.88 - $1.00	~$0.88 - $1.00	High-end
The Company also expects:
•Same-store sales growth of 1% to 3%
•Net store growth of approximately 205 to 220
Note: The Company has not included potential future M&A in its outlook for fiscal year 2024.
__________
1 Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA and Adjusted EPS are made in a manner consistent with the relevant definitions and assumptions noted herein.
2 The Company does not provide same store sales results for the Platform Services segment because it only applied to the 1-800-Radiator brand which is not a representative indicator of the segment’s performance. 1-800-Radiator’s same store sales performance is included in the Company’s overall same store sales results.

Conference Call
Driven Brands will host a conference call to discuss third quarter 2024 results today, Thursday, October 31, 2024, at 8:30 a.m. ET. The call will be available by webcast and can be accessed by visiting Driven Brands’ Investor Relations website at investors.drivenbrands.com. A replay of the call will be available for at least three months.
About Driven Brands
Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Take 5 Car Wash®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. Driven Brands has more than 5,100 locations across 14 countries, and services approximately 70 million vehicles annually. Driven Brands’ network generates approximately $2.3 billion in annual revenue from approximately $6.4 billion in system-wide sales.
Disclosure Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this Press Release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, trends, plans, objectives of management, impact of accounting standards and outlook, impairments, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and dividend policy; (iii) general economic trends and trends in the industry and markets; (iv) the risks and costs associated with the integration of, and our ability to integrate, our stores and business units successfully; (v) the proper application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (vi) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Contacts

Shareholder/Analyst inquiries:
Dawn Francfort
ICR, Inc.
investors@drivenbrands.com
(203) 682-8200

Media inquiries:
Taylor Blanchard
taylor.blanchard@drivenbrands.com
(704) 644-8129

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands, except per share amounts)	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net Revenue:
Franchise royalties and fees	$49,475	$47,362	$144,549	$140,682
Company-operated store sales	388,132	389,041	1,157,269	1,159,685
Independently-operated store sales	49,959	43,582	163,286	157,647
Advertising contributions	26,823	27,121	75,804	73,547
Supply and other revenue	77,290	73,928	234,563	218,791
Total net revenue	591,679	581,034	1,775,471	1,750,352
Operating Expenses:
Company-operated store expenses	242,073	262,282	738,300	762,731
Independently-operated store expenses	29,382	25,773	90,693	87,095
Advertising expenses	26,823	27,121	75,804	73,547
Supply and other expenses	35,790	38,816	112,560	118,188
Selling, general, and administrative expenses	149,766	123,012	387,291	332,155
Acquisition related costs	(606)	1,667	1,459	7,264
Store opening costs	1,476	1,372	3,679	3,774
Depreciation and amortization	43,357	45,639	131,219	129,256
Goodwill impairment	—	850,970	—	850,970
Asset impairment charges and lease terminations	24,111	111,239	55,934	117,450
Total operating expenses	552,172	1,487,891	1,596,939	2,482,430
Operating income (loss)	39,507	(906,857)	178,532	(732,078)
Other expenses, net:
Interest expense, net	43,677	41,292	119,245	120,304
Foreign currency transaction loss, net	765	2,980	5,767	3
Loss on debt extinguishment	205	—	205	—
Other expense, net	44,647	44,272	125,217	120,307
Income (loss) before taxes	(5,140)	(951,129)	53,315	(852,385)
Income tax expense (benefit)	9,807	(151,818)	33,842	(120,572)
Net (loss) income	(14,947)	(799,311)	19,473	(731,813)

(Loss) Earnings per share:
Basic	$(0.09)	$(4.82)	$0.12	$(4.40)
Diluted	$(0.09)	$(4.83)	$0.12	$(4.41)
Weighted average shares outstanding
Basic	159,804	162,398	159,743	162,698
Diluted	159,804	162,398	160,713	162,698

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share amounts)	September 28, 2024	December 30, 2023
Assets
Current assets:
Cash and cash equivalents	$204,181	$176,522
Restricted cash	4,414	657
Accounts and notes receivable, net	171,887	151,259
Inventory	69,857	83,171
Prepaid and other assets	37,483	46,714
Income tax receivable	18,429	15,928
Assets held for sale	185,985	301,229
Advertising fund assets, restricted	54,939	45,627
Total current assets	747,175	821,107
Other assets	116,046	56,565
Property and equipment, net	1,418,352	1,438,496
Operating lease right-of-use assets	1,362,917	1,389,316
Deferred commissions	6,955	6,312
Intangibles, net	677,277	739,402
Goodwill	1,427,467	1,455,946
Deferred tax assets	3,627	3,660
Total assets	$5,759,816	$5,910,804
Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$78,759	$67,526
Accrued expenses and other liabilities	254,341	242,171
Income tax payable	1,016	5,404
Current portion of long-term debt	32,872	32,673
Income tax receivable liability	—	56,001
Advertising fund liabilities	26,668	23,392
Total current liabilities	393,656	427,167
Long-term debt	2,732,572	2,910,812
Deferred tax liabilities	164,713	154,742
Operating lease liabilities	1,311,895	1,332,519
Income tax receivable liability	133,611	117,915
Deferred revenue	31,750	30,507
Long-term accrued expenses and other liabilities	28,812	30,419
Total liabilities	4,797,009	5,004,081
Preferred Stock $0.01 par value; 100,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 900,000,000 shares authorized: and 164,113,794 and 163,965,231 shares outstanding; respectively	1,641	1,640
Additional paid-in capital	1,687,948	1,652,401
Accumulated deficit	(690,614)	(710,087)
Accumulated other comprehensive loss	(36,168)	(37,875)
Total shareholders’ equity attributable to Driven Brands Holdings Inc.	962,807	906,079
Non-controlling interests	—	644
Total shareholders' equity	962,807	906,723
Total liabilities and shareholders' equity	$5,759,816	$5,910,804

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
(in thousands)	September 28, 2024	September 30, 2023
Net income (loss)	$19,473	$(731,813)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	131,219	129,256
Goodwill impairment	—	850,970
Equity-based compensation expense	35,641	9,730
Loss on foreign denominated transactions	8,744	3,706
Gain on foreign currency derivatives	(2,977)	(3,704)
Gain on sale and disposal of businesses, fixed assets, and sale-leaseback transactions	(4,102)	1,730
Reclassification of interest rate hedge to income	(1,560)	(1,358)
Bad debt expense	5,759	1,244
Asset impairment charges and lease terminations	55,934	117,450
Amortization of deferred financing costs and bond discounts	5,877	6,287
Amortization of cloud computing	3,436	991
Provision for deferred income taxes	13,571	(134,266)
Loss on extinguishment of debt	205	—
Other, net	(19,489)	23,441
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable, net	(37,752)	2,464
Inventory	1,337	(12,531)
Prepaid and other assets	7,648	(3,909)
Advertising fund assets and liabilities, restricted	(4,209)	(10,923)
Other assets	(63,015)	(29,210)
Deferred commissions	642	658
Deferred revenue	1,248	1,961
Accounts payable	11,504	24,913
Accrued expenses and other liabilities	13,754	(29,442)
Income tax receivable	(8,234)	(5,612)
Cash provided by operating activities	174,654	212,033
Cash flows from investing activities:
Capital expenditures	(185,453)	(482,633)
Cash used in business acquisitions, net of cash acquired	(2,759)	(53,641)
Proceeds from sale leaseback transactions	17,944	172,230
Proceeds from sale or disposal of businesses and fixed assets	255,548	2,837
Cash provided by (used in) investing activities	85,280	(361,207)
Cash flows from financing activities:
Payment of debt extinguishment and issuance costs	(9,646)	—
Proceeds from the issuance of long-term debt	274,794	—
Repayment of long-term debt	(422,492)	(20,969)
Proceeds from revolving lines of credit and short-term debt	46,000	335,000
Repayments of revolving lines of credit and short-term debt	(71,000)	(120,000)
Repayment of principal portion of finance lease liability	(4,301)	(2,020)
Payment of Tax Receivable Agreement	(38,374)	—
Acquisition of non-controlling interest	(644)	—

Share repurchases	—	(49,956)
Tax obligations for share-based compensation	(998)	—
Stock option exercises	—	6,117
Other, net	—	(322)
Cash (used in) provided by financing activities	(226,661)	147,850
Effect of exchange rate changes on cash	71	365
Net change in cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted	33,344	(959)
Cash and cash equivalents, beginning of period	176,522	227,110
Cash included in advertising fund assets, restricted, beginning of period	38,537	32,871
Restricted cash, beginning of period	657	792
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, beginning of period	215,716	260,773
Cash and cash equivalents, end of period	204,181	211,280
Cash included in advertising fund assets, restricted, end of period	40,465	47,877
Restricted cash, end of period	4,414	657
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, end of period	$249,060	$259,814

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this earnings release to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The non-GAAP financial measures in this earnings release may differ from similarly titled measures used by other companies.

Non-GAAP Financial Measures in Outlook

Driven Brands includes Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”) and Adjusted Earnings per Share (“Adjusted EPS”) in the Company’s Fiscal Year 2024 Outlook. Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures and have not been reconciled to the most comparable GAAP financial measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA and Adjusted EPS are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Adjusted Net Income and Adjusted Earnings Per Share

Adjusted Net Income and Adjusted EPS are considered non-GAAP financial measures under the SEC’s rules because they exclude certain amounts included in the net income attributable to Driven Brands common stockholders and diluted earnings per share attributable to Driven Brands common stockholders calculated in accordance with GAAP. Management believes that Adjusted Net Income and Adjusted EPS are meaningful measures to share with investors because they facilitate comparison of the current period performance with that of the comparable prior period. In addition, Adjusted Net Income and Adjusted EPS afford investors a view of what management considers to be Driven Brands’ core earnings performance as well as the ability to make a more informed assessment of such earnings performance with that of the prior period.
The tables below reflect the calculation of Adjusted Net Income and Adjusted Earnings Per Share for the three and nine months ended September 28, 2024, compared to the three and nine months ended September 30, 2023.

Net (Loss) Income to Adjusted Net Income and Adjusted Earnings Per Share (Unaudited)

	Three Months Ended		Nine Months Ended
(in thousands, except per share data)	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net (loss) income	$(14,947)	$(799,311)	$19,473	$(731,813)
Acquisition related costs(a)	(606)	1,667	1,459	7,264
Non-core items and project costs, net(b)	6,426	1,486	16,263	6,113
Cloud computing amortization(c)	1,022	991	3,436	991
Share-based compensation expense(d)	12,798	2,681	35,641	9,730
Foreign currency transaction loss , net(e)	765	2,980	5,767	3
Goodwill impairment(f)	—	850,970	—	850,970
Asset sale leaseback (gain) loss, net, impairment and closed store expenses(g)	36,275	125,473	55,465	119,637
Loss on debt extinguishment (h)	205	—	205	—
Amortization related to acquired intangible assets(i)	5,980	9,252	19,528	23,564
Valuation allowance for deferred tax asset(j)	7,941	—	9,196	—
Adjusted net income before tax impact of adjustments	55,859	196,189	166,433	286,459
Tax impact of adjustments(k)	(14,100)	(166,320)	(28,543)	(171,783)
Adjusted net income	41,759	29,869	137,890	114,676

(Loss) earnings per share
Basic	$(0.09)	$(4.82)	$0.12	$(4.40)
Diluted	$(0.09)	$(4.83)	$0.12	$(4.41)

Adjusted earnings per share(1)
Basic	$0.27	$0.18	$0.84	$0.69
Diluted	$0.26	$0.18	$0.84	$0.68

Weighted average shares outstanding
Basic	159,804	162,398	159,743	162,698
Diluted	159,804	162,398	160,713	162,698

Weighted average shares outstanding for Adjusted Net Income
Basic	159,804	162,398	159,743	162,698
Diluted	161,113	165,850	160,713	166,557

(1)Adjusted Earnings Per Share is calculated under the two-class method. Under the two-class method, adjusted earnings per share is calculated using adjusted net income attributable to common shares, which is derived by reducing adjusted net income by the amount attributable to participating securities. Adjusted Net Income attributable to participating securities used in the basic earnings per share calculation was $1 million and $3 million for the three and nine months ended September 28, 2024, respectively. Adjusted Net Income attributable to participating securities used in the diluted earnings per share calculations was $1 million and $2 million for the three and nine months ended September 30, 2023.

Adjusted EBITDA

Adjusted EBITDA is considered a non-GAAP financial measure under the Securities and Exchange Commission’s (“SEC”) rules because it excludes certain amounts included in net income calculated in accordance with GAAP. Management believes that Adjusted EBITDA is a meaningful measure to share with investors because it facilitates comparison of the current period performance with that of the comparable prior period. In addition, Adjusted EBITDA affords investors a view of what management considers to be Driven Brand’s core operating performance as well as the ability to make a more informed assessment of such operating performance as compared with that of the prior period.

Please see the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 28, 2024, for additional information on Adjusted EBITDA. The tables below reflect the calculation of Adjusted EBITDA for the three and nine months ended September 28, 2024, compared to the three and nine months ended September 30, 2023.

Net (Loss) Income to Adjusted EBITDA Reconciliation (Unaudited)

	Three Months Ended		Nine Months Ended
(in thousands)	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net (loss) income	$(14,947)	$(799,311)	$19,473	$(731,813)
Income tax expense (benefit)	9,807	(151,818)	33,842	(120,572)
Interest expense, net	43,677	41,292	119,245	120,304
Depreciation and amortization	43,357	45,639	131,219	129,256
EBITDA	81,894	(864,198)	303,779	(602,825)
Acquisition related costs(a)	(606)	1,667	1,459	7,264
Non-core items and project costs, net(b)	6,426	1,486	16,263	6,113
Cloud computing amortization(c)	1,022	991	3,436	991
Share-based compensation expense(d)	12,798	2,681	35,641	9,730
Foreign currency transaction loss, net(e)	765	2,980	5,767	3
Goodwill impairment(f)	—	850,970	—	850,970
Asset sale leaseback (gain) loss, net, impairment and closed store expenses(g)	36,275	125,473	55,465	119,637
Loss on debt extinguishment (h)	$205	—	205	—
Adjusted EBITDA	$138,779	$122,050	$422,015	$391,883

Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings Per Share Footnotes
(a) Consists of acquisition costs as reflected within the unaudited consolidated statements of operations, including legal, consulting and other fees, and expenses incurred in connection with acquisitions completed during the applicable period, as well as inventory rationalization expenses incurred in connection with acquisitions. We expect to incur similar costs in connection with other acquisitions in the future and, under U.S. GAAP, such costs relating to acquisitions are expensed as incurred and not capitalized.
(b)     Consists of discrete items and project costs, including third party consulting and professional fees associated with strategic transformation initiatives as well as non-recurring payroll-related costs.
(c) Includes non-cash amortization expenses relating to cloud computing arrangements.
(d)     Represents non-cash shared-based compensation expense.
(e)    Represents foreign currency transaction (gains) losses, net that primarily related to the remeasurement of our intercompany loans as well as gains and losses on cross currency swaps and forward contracts.
(f)     Relates to a goodwill impairment within the Car Wash segment.
(g)     Relates to (gains) losses, net on sale leasebacks, impairment of certain fixed assets and operating lease right-of-use assets related to closed and underperforming locations, assets held for sale, and lease exit costs and other costs associated with stores that were closed prior to the respective lease termination dates.
(h)    Represents charges incurred related to the Company’s partial repayment of Senior Secured Notes in conjunction with the sale of its Canadian distribution business.
(i)    Consists of amortization related to acquired intangible assets as reflected within depreciation and amortization in the unaudited consolidated statement of operations.
(j)    Represents valuation allowances on income tax carryforwards in certain domestic jurisdictions that are not more likely than not to be realized.
(k)     Represents the tax impact of adjustments associated with the reconciling items between net income and Adjusted Net Income, excluding the provision for uncertain tax positions. To determine the tax impact of the deductible reconciling items, we utilized statutory income tax rates ranging from 9% to 36% depending upon the tax attributes of each adjustment and the applicable jurisdiction.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
ADJUSTED EBITDA AND SEGMENT ADJUSTED EBITDA RECONCILIATION (UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands)	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Segment Adjusted EBITDA:
Maintenance	$96,666	$85,483	$291,037	$242,528
Car Wash	25,563	20,494	88,469	101,303
Paint, Collision & Glass	34,703	32,545	100,695	109,052
Platform Services	22,467	22,396	67,649	61,923
Corporate and other	(39,144)	(37,497)	(122,156)	(119,149)
Store opening costs	(1,476)	(1,372)	(3,679)	(3,774)
Adjusted EBITDA	$138,779	$122,049	$422,015	$391,883

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
ADDITIONAL INFORMATION ON KEY PERFORMANCE INDICATORS (UNAUDITED)

	Three Months Ended September 28, 2024
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$304,892	$—	$791,830	$106,943	$1,203,665
Company-operated stores	231,050	90,451	65,380	1,251	388,132
Independently operated stores	—	49,959	—	—	49,959
Total System-wide Sales	$535,942	$140,410	$857,210	$108,194	$1,641,756

Store Count (in whole numbers)
Franchise stores	1,204	—	1,669	205	3,078
Company-operated stores	695	388	228	1	1,312
Independently operated stores	—	719	—	—	719
Total Store Count	1,899	1,107	1,897	206	5,109

	Three Months Ended September 30, 2023
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$298,022	$—	$760,437	$117,957	$1,176,416
Company-operated stores	204,460	98,132	85,207	1,242	389,041
Independently operated stores	—	43,582	—	—	43,582
Total System-wide Sales	$502,482	$141,714	$845,644	$119,199	$1,609,039

Store Count (in whole numbers)
Franchise stores	1,108	—	1,662	207	2,977
Company-operated stores	624	418	258	1	1,301
Independently operated stores	—	715	—	—	715
Total Store Count	1,732	1,133	1,920	208	4,993

	Nine Months Ended September 28, 2024
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$888,316	$—	$2,406,078	$298,744	$3,593,138
Company-operated stores	682,730	275,889	195,412	3,238	1,157,269
Independently operated stores	—	163,286	—	—	163,286
Total System-wide Sales	$1,571,046	$439,175	$2,601,490	$301,982	$4,913,693

Store Count (in whole numbers)
Franchise stores	1,204	—	1,669	205	3,078
Company-operated stores	695	388	228	1	1,312
Independently operated stores	—	719	—	—	719
Total Store Count	1,899	1,107	1,897	206	5,109

	Nine Months Ended September 30, 2023
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$823,656	$—	$2,305,420	$324,608	$3,453,684
Company-operated stores	605,393	302,193	248,796	$3,303	1,159,685
Independently operated stores	—	157,647	—	—	157,647
Total System-wide Sales	$1,429,049	$459,840	$2,554,216	$327,911	$4,771,016

Store Count (in whole numbers)
Franchise stores	1,108	—	1,662	207	2,977
Company-operated stores	624	418	258	1	1,301
Independently operated stores	—	715	—	—	715
Total Store Count	1,732	1,133	1,920	208	4,993